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Exhibit 10.15

AMENDMENT NUMBER THREE
TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of July 31, 2001, by and among BANK OF AMERICA, N.A., a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lenders"), BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"); and FLOW INTERNATIONAL CORPORATION, a Washington corporation ("Borrower").

RECITALS

        A.    Lenders, Agent and Borrower are parties to that certain Amended and Restated Credit Agreement dated as of December 29, 2001, as amended by that certain First Amendment to the Amended and Restated Credit Agreement dated as of February 28, 2001, and as further amended by that Second Amendment to the Amended and Restated Credit Agreement dated as of May 30, 2001 (the "Credit Agreement").

        B.    Borrower has requested that Lenders and Agent amend a certain financial covenant under the Credit Agreement for the fiscal quarter ending July 31, 2001, pursuant to the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

        1.    Definitions.    Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

        2.    Amendment to Section 6.13.    Section 6.13 is hereby amended by deleting the first sentence and replacing it with the following:

    As of the end of each fiscal quarter, except for the fiscal quarter ending July 31, 2001, Borrower shall maintain, on a consolidated basis, a Funded Debt Ratio of not more than 4.50 to 1. As of the fiscal quarter ending July 31, 2001, Borrower shall maintain, on a consolidated basis, a Funded Debt Ratio of not more than 5:00 to 1.

        3.    Conditions to Effectiveness.    This Amendment shall become effective when Borrower, Agent and each Lender have executed and delivered counterparts hereof to Agent.

        4.    Representations and Warranties.    Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

        5.    No Further Amendment.    Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

        6.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

        7.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

        8.    Oral Agreements Not Enforceable.

  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION
By:

	Name:	Stephen D. Reichenbach
	Title:	Chief Financial Officer

LENDERS:	BANK OF AMERICA, N.A.
By:

	Name:	William P. Stivers
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By:

	Name:	Allan Forney
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:

	Name:	Jason R. Gill
	Title:	Vice President

AGENT:	BANK OF AMERICA, N.A.
By:

	Name:	Ken Puro
	Title:	Vice President

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AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS